UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017 (November 3, 2017)

Ecoark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S. Pinnacle Hills Parkway, Suite 220, Rogers AR	72758
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 259-2977

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Ecoark Holdings, Inc. (the “Company”) appointed Michael Green to serve as a member of the Board, effective on November 3, 2017. Mr. Green was appointed to fill the vacancy resulting from the previously announced voluntary resignation of Charles Rateliff.

Mr. Green will be compensated in accordance with the Company’s standard cash and equity compensation arrangements for non-employee directors. Non-employee directors receive (i) quarterly grants of unrestricted common stock valued at $25,000, and (ii) cash payments of $1,500 for attendance at Board meetings and $1,000 for attendance at committee meetings.

Mr. Green, 62, retired in June 2015 as the vice president for IBM’s Strategic Services North America and continued to serve as a consultant to IBM through April 2017. Mr. Green served in several leadership roles over his 35-year career at IBM, including serving as the general manager of IBM North America’s strategic outsourcing services; vice president of healthcare and insurance for IBM global services; and vice president of strategic services for Latin America, among other roles. Mr. Green’s extensive leadership experience at IBM, including his work with IBM’s blockchain technology, are among the many attributes that uniquely qualify Mr. Green to serve as a member of the Board.

Since the beginning of the Company’s last fiscal year through the date hereof, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Green had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Green and any other person pursuant to which he was selected as a director of the Company.

Item 7.01 Regulation FD Disclosure.

On November 8, 2017, the Company issued a press release announcing Mr. Green’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01, including the exhibit attached hereto and incorporated herein by reference, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth in any such filing by specific reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release issued by Ecoark Holdings, Inc., dated November 8, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECOARK HOLDINGS, INC.

By:	/s/ Stephen Dacus
Name:	Stephen Dacus
Title:	General Counsel

Dated: November 8, 2017

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